Exhibit 99.2

Washington Federal, Inc.

Fact Sheet
March 31, 2013
($ in Thousands)

		9/12 QTR		12/12 QTR		3/13 QTR	
Loan Loss Reserve-Total		$ 133,147		$ 126,827		$ 122,884	
	- General	117,164		115,141		114,039	
	- Specific	15,983		11,686		8,845	
Allowance as % of Gross Loans		1.69%		1.58%		1.57%	
Regulatory Capital Ratios	- Tangible	1,577,280	12.92%	1,603,789	12.49%	1,611,534	12.54%
(excludes holding co.)	- Core	1,577,280	12.92%	1,603,789	12.49%	1,611,534	12.54%
	- Risk Based	1,653,760	27.29%	1,684,606	26.25%	1,691,369	26.67%

	9/12 QTR	9/12 YTD	12/12 QTR	12/12 YTD	3/13 QTR	3/13 YTD
Loan Originations - Total	$ 410,517	$ 1,390,278	$ 396,459	$ 396,459	$ 357,450	$ 753,909
Single-Family Residential	145,351	539,222	187,901	187,901	112,141	300,042
Construction - Speculative	41,747	146,494	37,029	37,029	38,166	75,195
Construction - Custom	70,949	210,308	16,422	16,422	37,168	53,590
Land - Acquisition & Development	9,506	21,323	1,032	1,032	6,740	7,772
Land - Consumer Lot Loans	4,771	13,169	3,925	3,925	1,990	5,915
Multi-Family	63,038	189,692	68,328	68,328	51,961	120,289
Commercial Real Estate	27,991	87,471	38,021	38,021	42,534	80,555
Commercial & Industrial	37,138	143,849	34,914	34,914	56,915	91,829
HELOC	10,026	38,750	8,752	8,752	9,779	18,531
Consumer	-	-	135	135	56	191

	9/12 QTR	9/12 YTD	12/12 QTR	12/12 YTD	3/13 QTR	3/13 YTD
Loan Servicing Fee Income	$ 1,913	$ 7,222	$ 1,884	$ 1,884	$ 2,048	$ 3,932
Other Fee Income	675	3,374	1,631	1,631	1,432	3,063
Total Fee Income	$ 2,588	$ 10,596	$ 3,515	$ 3,515	$ 3,481	$ 6,996

	9/12 QTR	9/12 YTD	12/12 QTR	12/12 YTD	3/13 QTR	3/13 YTD
Operating Expenses/Average Assets	1.10%	1.07%	1.20%	1.20%	1.26%	1.23%
Efficiency Ratio	37.43	34.54	38.15	38.15	41.55	39.84
Amortization of Intangibles	$ 356	$ 1,509	$ 354	$ 354	$ 371	$ 725

Repayments	9/12 QTR	9/12 YTD	12/12 QTR	12/12 YTD	3/13 QTR	3/13 YTD
Loans	$ 516,747	$ 1,964,391	$ 604,682	$ 604,682	$ 588,767	$ 1,193,449
MBS	267,715	1,213,083	123,338	123,338	148,635	271,973

EOP Numbers	9/12 QTR	12/12 QTR	3/13 QTR
Shares Issued and Outstanding	106,177,615	105,498,098	105,011,626

Share repurchase information	9/12 QTR	9/12 YTD	12/12 QTR	12/12 YTD	3/13 QTR	3/13 YTD
Remaining shares auth. for repurchase	6,188,030	6,188,030	3,492,016	3,492,016	2,993,234	2,993,234
Shares repurchased	720,284	2,895,484	2,696,014	2,696,014	498,782	3,194,796
Average share repurchase price	$ 16.11	$ 14.48	$ 16.60	$ 16.60	$ 16.99	$ 16.66

Tangible Common Book Value	9/12 QTR	12/12 QTR	3/13 QTR
$ Amount	$ 1,643,676	$ 1,647,289	$ 1,671,296
Per Share	15.48	15.61	15.92
# of Employees	1,260	1,430	1,439
Tax Rate - Going Forward	36.00%	36.00%	36.00%

Investments	9/12 QTR	12/12 QTR	3/13 QTR
Available-for-sale:			
Agency MBS	$ 1,169,976	$ 1,167,988	$ 1,103,698
Other	611,729	835,789	918,970
	$ 1,781,705	$ 2,003,777	$ 2,022,668
Held-to-maturity:			
Agency MBS	$ 1,190,692	$ 1,407,246	$ 1,469,983
Other	795	-	-
	$ 1,191,487	$ 1,407,246	$ 1,469,983

Page 1 of 6

Exhibit 99.2

Washington Federal, Inc.

Fact Sheet
March 31, 2013
($ in Thousands)

Gross Loan Portfolio by Category *	AS OF 9/30/12 AMOUNT	%	AS OF 12/31/12 AMOUNT	%	AS OF 3/31/13 AMOUNT	%
Single-Family Residential	$ 5,777,677	73.5%	$ 5,589,425	69.5%	$ 5,390,741	68.7%
Construction - Speculative	131,526	1.7%	125,716	1.6%	122,543	1.6%
Construction - Custom	211,690	2.7%	229,134	2.9%	217,349	2.8%
Land - Acquisition & Development	128,379	1.6%	115,655	1.4%	99,511	1.3%
Land - Consumer Lot Loans	141,844	1.8%	140,997	1.8%	133,875	1.7%
Multi-Family	710,741	9.0%	731,135	9.1%	733,037	9.4%
Commercial Real Estate	406,365	5.2%	609,948	7.6%	634,662	8.1%
Commercial & Industrial	166,114	2.1%	280,458	3.5%	296,839	3.8%
HELOC	126,943	1.6%	138,645	1.7%	137,473	1.8%
Consumer	65,057	0.8%	69,980	0.9%	64,082	0.8%
	7,866,336	100%	8,031,093	100%	7,830,112	100%
Less:						
ALL	133,147		126,827		122,884	
Loans in Process	213,286		204,566		189,336	
Discount on acquired loans	33,484		50,817		40,346	
Deferred Net Fees and Discounts	34,421		33,973		33,330	
	414,338		416,183		385,896	
	$ 7,451,998		$ 7,614,910		$ 7,444,216	

Net Loan Portfolio by Category *	AS OF 9/30/12 AMOUNT	%	AS OF 12/31/12 AMOUNT	%	AS OF 3/31/13 AMOUNT	%
Single-Family Residential	$ 5,667,567	76.2%	$ 5,483,279	72.1%	$ 5,284,951	71.0%
Construction - Speculative	77,532	1.0%	79,344	1.0%	74,728	1.0%
Construction - Custom	106,608	1.4%	120,018	1.6%	119,888	1.6%
Land - Acquisition & Development	105,617	1.4%	96,624	1.3%	81,156	1.1%
Land - Consumer Lot Loans	136,213	1.8%	134,816	1.8%	128,833	1.7%
Multi-Family	668,946	9.0%	689,235	9.1%	697,535	9.4%
Commercial Real Estate	349,397	4.7%	553,841	7.3%	587,157	7.9%
Commercial & Industrial	156,748	2.1%	258,823	3.4%	276,899	3.7%
HELOC	121,191	1.6%	133,982	1.8%	133,413	1.8%
Consumer	62,179	0.8%	64,948	0.9%	59,657	0.8%
	$ 7,451,998	100%	$ 7,614,910	100%	$ 7,444,216	100%

* Excludes covered loans

Deposits by State	AS OF 9/30/12 AMOUNT	%	#	AS OF 12/31/12 AMOUNT	%	#	AS OF 3/31/13 AMOUNT	%	#
WA	$ 4,225,874	49.2%	65	$ 4,243,437	45.9%	65	$ 4,223,245	46.1%	63
ID	568,933	6.6%	16	557,727	6.0%	16	554,208	6.1%	16
OR	1,330,480	15.5%	28	2,057,830	22.3%	52	2,027,733	22.2%	52
UT	336,398	3.9%	10	329,285	3.6%	10	330,855	3.6%	10
NV	201,730	2.4%	4	193,646	2.1%	4	194,594	2.1%	4
TX	101,603	1.2%	4	97,100	1.1%	4	94,410	1.0%	4
AZ	1,176,644	13.7%	23	1,126,506	12.2%	23	1,108,467	12.1%	23
NM	634,956	7.4%	16	628,560	6.8%	16	618,713	6.8%	16
Total	$ 8,576,618	100%	166	$ 9,234,091	100%	190	$ 9,152,225	100.0%	188

Deposits by Type	9/12 QTR AMOUNT	%	12/12 QTR AMOUNT	%	3/13 QTR AMOUNT	%
Checking (noninterest)	$ 272,242	3.2%	$ 437,533	4.7%	$ 424,844	4.6%
NOW (interest)	622,397	7.3%	853,727	9.2%	827,364	9.0%
Savings (passbook/stmt)	314,634	3.7%	366,339	4.0%	383,421	4.2%
Money Market	1,737,180	20.3%	1,914,388	20.7%	1,889,083	20.6%
CD's	5,630,165	65.5%	5,662,104	61.3%	5,627,513	61.5%
Total	$ 8,576,618	100%	$ 9,234,091	100%	$ 9,152,225	100.0%
Deposits greater than $250,000 - EOP	$ 1,036,388		$ 1,400,668		$ 1,301,512	

Page 2 of 6

Exhibit 99.2

Washington Federal, Inc.

Fact Sheet
March 31, 2013
($ in Thousands)

	9/12 QTR			12/12 QTR			3/13 QTR	
		AMOUNT	%		AMOUNT	%		AMOUNT	%

		9/12 QTR AMOUNT	9/12 QTR %		12/12 QTR AMOUNT	12/12 QTR %		3/13 QTR AMOUNT	3/13 QTR %
Non-Performing Assets									
Non-accrual loans:									
Single-Family Residential	$	131,193	75.6%	$	108,570	66.6%	$	111,572	74.8%
Construction - Speculative		10,634	6.1%		9,471	5.8%		7,943	5.3%
Construction - Custom		539	0.3%		39	0.0%		105	0.1%
Land - Acquisition & Development		13,477	7.8%		14,318	8.8%		12,177	8.2%
Land - Consumer Lot Loans		5,149	3.0%		4,024	2.5%		3,385	2.3%
Multi-Family		4,185	2.4%		7,907	4.8%		2,802	1.9%
Commercial Real Estate		7,653	4.4%		16,958	10.4%		10,395	7.0%
Commercial & Industrial		16	0.0%		987	0.6%		210	0.1%
HELOC		198	0.1%		489	0.3%		247	0.2%
Consumer		383	0.2%		353	0.2%		197	0.1%
Total non-accrual loans		173,427	100%		163,116	100%		149,033	100%
Total REO		80,800			83,000			83,141	
Total REHI		18,678			18,103			13,901	
Total non-performing assets	$	272,905		$	264,219		$	246,075	
Total non-performing assets as a % of total assets		2.19%			2.02%			1.88%	
Restructured loans:									
Single-Family Residential	$	361,640	83.4%	$	356,546	84.0%	$	360,721	86.4%
Construction - Speculative		15,907	3.7%		14,244	3.4%		12,033	2.9%
Construction - Custom		1,196	0.3%		1,196	0.3%		1,196	0.3%
Land - Acquisition & Development		14,985	3.5%		13,009	3.1%		10,731	2.6%
Land - Consumer Lot Loans		13,782	3.2%		13,622	3.2%		13,522	3.2%
Multi-Family		17,507	4.0%		17,517	4.1%		10,250	2.5%
Commercial Real Estate		7,377	1.7%		7,337	1.7%		7,295	1.8%
Commercial & Industrial		-	0.0%		-	0.0%		-	0.0%
HELOC		884	0.2%		891	0.2%		1,090	0.3%
Consumer		-	0.0%		-	0.0%		-	0.0%
Total restructured loans (2)	$	433,278	100%	$	424,362	100%	$	416,838	100%
(2) Restructured loans were as follows:									
Performing	$	403,238	93.1%	$	397,045	93.6%	$	395,077	94.8%
Non-accrual *		30,040	6.9%		27,317	6.4%		21,761	5.2%
* - Included in "Total non-accrual loans" above	$	433,278	100.0%	$	424,362	100.0%	$	416,838	100.0%

		9/12 QTR AMOUNT	9/12 QTR CO %**		12/12 QTR AMOUNT	12/12 QTR CO %**		3/13 QTR AMOUNT	3/13 QTR CO %**
Net Charge-offs by Category									
Single-Family Residential	$	8,153	0.56%	$	5,351	0.38%	$	2,773	0.21%
Construction - Speculative		583	1.77%		873	2.78%		(78)	-0.25%
Construction - Custom		-	0.00%		-	0.00%		-	0.00%
Land - Acquisition & Development		783	2.44%		2,277	7.88%		(429)	-1.72%
Land - Consumer Lot Loans		642	1.81%		317	0.90%		574	1.72%
Multi-Family		(9)	-0.01%		385	0.21%		644	0.35%
Commercial Real Estate		385	0.38%		209	0.14%		137	0.09%
Commercial & Industrial		17	0.04%		21	0.03%		15	0.02%
HELOC		-	0.00%		55	0.16%		15	0.04%
Consumer		382	2.35%		433	2.47%		292	1.82%
Total net charge-offs	$	10,936	0.56%	$	9,920	0.49%	$	3,943	0.20%

** Annualized Net Charge Offs divided by Gross Balance

Page 3 of 6

Exhibit 99.2

Washington Federal, Inc.

Fact Sheet
March 31, 2013
($ in Thousands)

		9/12 QTR		12/12 QTR		3/13 QTR
SOP 03-3						
Accretable Yield	$	67,582	$	126,163	$	118,413
Non-Accretable Yield		212,615		212,644		212,644
Total Contractual Payments	$	280,197	$	338,807	$	331,057
Interest Rate Risk						
One Year GAP		-10.1%		-12.3%		-8.2%
NPV post 200 bps shock*		15.00%		16.14%		16.83%
Change in NII after 200 bps shock*		-2.1%		-1.7%		2.0%

* Assumes no balance sheet management

	9/12 QTR			12/12 QTR			3/13 QTR		
CD's repricing		Amount	Rate		Amount	Rate		Amount	Rate
within 3 months	$	1,519,848	1.03%	$	972,519	1.21%	$	940,064	0.60%
from 4 to 6 months		879,355	1.24%		907,260	0.62%		1,382,754	0.84%
from 7 to 9 months		529,578	0.85%		984,981	0.93%		752,633	0.92%
from 10 to 12 monts		613,190	0.90%		657,334	0.91%		489,362	0.82%

Historical CPR Rates*** Average for Quarter Ended	WAFD SFR Mortgages	WAFD GSE MBS
9/30/2011	17.1%	17.5%
12/31/2011	22.0%	32.6%
3/31/2012	19.5%	27.5%
6/30/2012	20.9%	30.7%
9/30/2012	22.9%	30.7%
12/31/2012	25.0%	18.2%
3/31/2013	24.0%	21.7%

*** The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

Page 4 of 6